UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q
Quarterly Schedule of Portfolio Holdings of
Registered Management Investment Company

Investment Company Act File Number: 811-22215

International Growth and Income Fund
(Exact Name of Registrant as Specified in Charter)

P.O. Box 7650, One Market, Steuart Tower,
San Francisco, California 94120
(Address of Principal Executive Offices)

Registrant's telephone number, including area code:  (415) 421-9360

Date of fiscal year end: June 30

Date of reporting period: March 31, 2012

Patrick F. Quan
International Growth and Income Fund
P.O. Box 7650, One Market, Steuart Tower
San Francisco, California 94120
(Name and Address of Agent for Service)

Copies to:
Michael Glazer
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, California 90071
(Counsel for the Registrant)

ITEM 1 – Schedule of Investments

International Growth and Income FundSM
Investment portfolio

March 31, 2012
unaudited

Common stocks — 93.62%	Shares	Value (000)

FINANCIALS — 16.59%
Prudential PLC	7,208,148	$86,182
Bank of Nova Scotia	1,229,200	68,863
Sumitomo Mitsui Financial Group, Inc.	1,985,000	65,303
Toronto-Dominion Bank	675,600	57,342
QBE Insurance Group Ltd.	3,705,000	54,382
Agricultural Bank of China, Class H	109,325,000	46,880
Westfield Group	4,890,000	44,727
BNP Paribas SA	879,036	41,707
Industrial and Commercial Bank of China Ltd., Class H	59,329,500	38,277
AXA SA	2,155,439	35,733
Sampo Oyj, Class A	1,235,000	35,693
United Overseas Bank Ltd.	2,348,550	34,283
Allianz SE	257,150	30,685
Fairfax Financial Holdings Ltd.	70,000	28,181
HSBC Holdings PLC (Hong Kong)	1,887,396	16,649
HSBC Holdings PLC (United Kingdom)	1,008,896	8,953
Mizuho Financial Group, Inc.	14,920,000	24,335
ICICI Bank Ltd.	1,385,000	24,201
Itaú Unibanco Holding SA, preferred nominative	1,096,400	20,980
Sanlam Ltd.	4,210,000	18,210
ING Groep NV, depository receipts1	1,730,000	14,414
AIA Group Ltd.	2,837,600	10,396
Standard Chartered PLC	399,375	9,965
China Life Insurance Co. Ltd., Class H	3,800,000	9,860
Société Générale	333,062	9,757
Banco Bilbao Vizcaya Argentaria, SA	869,491	6,920
		842,878

CONSUMER STAPLES — 11.58%
British American Tobacco PLC	2,667,500	134,421
Unilever NV, depository receipts	2,277,200	77,492
Shoprite Holdings Ltd.	3,585,000	64,166
Anheuser-Busch InBev NV	713,000	52,092
Nestlé SA	775,000	48,765
Kimberly-Clark de México, SAB de CV, Class A	17,637,900	39,167
Tesco PLC	6,351,000	33,523
Coca-Cola Amatil Ltd.	1,703,988	22,011
Imperial Tobacco Group PLC	537,000	21,774
Grupo Modelo, SAB de CV, Series C	2,610,000	18,199
Cia. de Bebidas das Américas — AmBev, preferred nominative (ADR)	435,000	17,974
Coca-Cola Hellenic Bottling Co. SA	934,000	17,875
Wesfarmers Ltd.	500,000	15,548
Pernod Ricard SA	135,660	14,185
ITC Ltd.	2,475,000	11,023
		588,215

INDUSTRIALS — 10.87%
Schneider Electric SA	1,103,032	72,070
Siemens AG	553,500	55,801
Marubeni Corp.	6,210,000	44,791
Wolseley PLC	931,200	35,508
AB SKF, Class B	1,345,100	32,835
Kubota Corp.	3,380,000	32,465
Meggitt PLC	4,700,000	30,364
Qantas Airways Ltd.1	15,936,169	29,466
Andritz AG	287,000	28,088
Capita Group PLC	2,215,000	25,952
Geberit AG	118,000	24,693
ASSA ABLOY AB, Class B	783,500	24,609
CCR SA, ordinary nominative	3,013,800	24,402
Mitsubishi Corp.	818,100	18,977
Randstad Holding NV	462,852	17,463
Aggreko PLC	370,000	13,316
Ryanair Holdings PLC (ADR)1	360,000	13,061
Vallourec SA	180,000	11,403
Orkla AS	1,207,800	9,557
Komatsu Ltd.	260,000	7,410
		552,231

ENERGY — 9.82%
Royal Dutch Shell PLC, Class B	4,234,000	148,956
TOTAL SA	2,472,000	126,074
Crescent Point Energy Corp.	1,750,500	75,358
Enbridge Inc.	768,116	29,833
Saipem SpA, Class S	575,700	29,737
JX Holdings, Inc.	3,779,000	23,422
Oil Search Ltd.	2,750,000	19,855
Transocean Ltd.	350,000	19,145
YPF Sociedad Anónima, Class D (ADR)	470,000	13,353
Keyera Corp.	310,000	12,786
		498,519

CONSUMER DISCRETIONARY — 8.29%
Bayerische Motoren Werke AG	583,000	52,430
Virgin Media Inc.	1,815,000	45,339
Toyota Motor Corp.	890,000	38,387
ProSiebenSAT.1 Media AG, nonvoting preferred	1,360,000	34,952
H & M Hennes & Mauritz AB, Class B	935,000	33,834
Daimler AG	538,000	32,439
Naspers Ltd., Class N	455,000	25,564
Intercontinental Hotels Group PLC	1,099,000	25,542
Wynn Macau, Ltd.	7,176,800	20,979
OPAP SA	2,087,400	20,239
Hyundai Mobis Co., Ltd.	75,000	18,964
Volkswagen AG, nonvoting preferred	87,000	15,299
Mediaset SpA	4,580,000	12,632
Thomson Reuters Corp.	410,000	11,855
Industria de Diseño Textil, SA	109,500	10,489
Cie. Financière Richemont SA, Class A, non-registered shares	147,000	9,217
Christian Dior SA	54,500	8,363
Esprit Holdings Ltd.	2,026,442	4,071
Tata Motors Ltd., Class A (DVR)	146,245	454
		421,049

TELECOMMUNICATION SERVICES — 8.18%
Koninklijke KPN NV	6,815,000	74,967
América Móvil, SAB de CV, Series L	23,370,000	29,099
América Móvil, SAB de CV, Series L (ADR)	1,108,000	27,512
France Télécom SA	3,503,300	51,886
Telstra Corp. Ltd.	14,254,000	48,577
Taiwan Mobile Co., Ltd.	8,987,000	27,374
Vodafone Group PLC	8,762,052	24,134
KT Corp.	832,580	23,110
HKT Trust, units1	28,916,000	22,491
Total Access Communication PCL	7,843,800	20,849
Advanced Info Service PCL	3,170,500	18,910
Telefónica Czech Republic, AS	842,000	17,669
Portugal Telecom, SGPS, SA	1,935,425	10,529
Hellenic Telecommunications Organization SA	2,470,200	10,509
Bell Aliant Inc.	280,000	7,663
		415,279

MATERIALS — 8.04%
Orica Ltd.	2,257,348	65,402
L’Air Liquide SA, bonus shares2	349,508	46,595
L’Air Liquide SA, non-registered shares	100,958	13,459
Fletcher Building Ltd.	9,597,000	52,963
BASF SE	549,000	48,025
Amcor Ltd.	5,125,000	39,497
Impala Platinum Holdings Ltd.	1,510,000	29,743
Syngenta AG	80,800	27,936
PT Semen Gresik (Persero) Tbk	17,030,000	22,815
K+S AG	394,400	20,633
Shin-Etsu Chemical Co., Ltd.	290,000	16,748
Linde AG	87,285	15,663
Anglo American PLC	235,000	8,734
		408,213

UTILITIES — 7.53%
National Grid PLC	12,590,655	126,975
Power Assets Holdings Ltd.	12,028,000	88,287
GDF SUEZ	2,832,271	73,168
SUEZ Environnement Co.	1,725,000	26,457
Glow Energy PCL	9,200,000	18,340
Snam SpA	2,798,398	13,459
CLP Holdings Ltd.	1,550,000	13,373
International Power PLC	2,000,000	12,956
E.ON AG	275,000	6,587
Cia. Energética de Minas Gerais — CEMIG, preferred nominative	123,090	2,941
		382,543

INFORMATION TECHNOLOGY — 5.88%
Taiwan Semiconductor Manufacturing Co. Ltd.	35,271,506	101,460
Nintendo Co., Ltd.	364,400	54,812
ASM Pacific Technology Ltd.	2,011,000	29,341
Samsung Electronics Co. Ltd.	24,000	27,007
Canon, Inc.	509,000	24,045
Quanta Computer Inc.	8,983,000	23,527
Keyence Corp.	72,600	17,069
HTC Corp.	568,102	11,491
ASML Holding NV	200,000	9,997
		298,749

HEALTH CARE — 5.67%
Novartis AG	1,678,200	92,880
Sanofi	650,683	50,533
GlaxoSmithKline PLC	1,350,000	30,155
Sonic Healthcare Ltd.	2,287,000	29,660
CSL Ltd.	610,000	22,678
Roche Holding AG	119,300	20,762
Novo Nordisk A/S, Class B	130,000	17,999
Smith & Nephew PLC	1,520,000	15,402
Bayer AG	115,000	8,089
		288,158

MISCELLANEOUS — 1.17%
Other common stocks in initial period of acquisition		59,487

Total common stocks (cost: $4,166,957,000)		4,755,321

Preferred stocks — 0.26%

FINANCIALS — 0.26%
HSBC Holdings PLC, Series 2, 8.00%	472,795	12,974

Total preferred stocks (cost: $12,000,000)		12,974

	Principal amount
Convertible securities — 0.16%	(000)

MATERIALS — 0.07%
Sino-Forest Corp. 4.25% convertible notes 20163	$13,074	3,334

MISCELLANEOUS — 0.09%
Other convertible securities in initial period of acquisition		4,680

Total convertible securities (cost: $16,702,000)		8,014

Bonds & notes — 0.77%

FINANCIALS — 0.37%
Société Générale, junior subordinated 6.999% (undated)4	€6,200	6,698
SMFG Preferred Capital USD 3 Ltd., junior subordinated 9.50% (undated)3,4	$5,410	6,384
Westfield Group 5.40% 20123	175	178
Westfield Capital Corp. Ltd., WT Finance (Australia) Pty Ltd. and WEA Finance LLC 5.125% 20143	430	458
Westfield Group 5.70% 20163	4,540	5,001
		18,719

CONSUMER STAPLES — 0.32%
British American Tobacco International Finance PLC 8.125% 20133	12,159	13,448
British American Tobacco International Finance PLC 9.50% 20183	2,000	2,731
		16,179

TELECOMMUNICATION SERVICES — 0.04%
Digicel Group Ltd. 12.00% 20143	2,000	2,240

CONSUMER DISCRETIONARY — 0.04%
DaimlerChrysler North America Holding Corp. 6.50% 2013	1,990	2,168

Total bonds & notes (cost: $31,164,000)		39,306

Short-term securities — 5.20%

U.S. Treasury Bills 0.121%–0.136% due 8/9–8/23/2012	52,100	52,078
Freddie Mac 0.08%–0.13% due 6/5–8/21/2012	45,000	44,987
Nestlé Capital Corp. 0.12% due 6/1/20123	25,000	24,997
Toronto-Dominion Holdings USA Inc. 0.21% due 5/11/20123	25,000	24,996
Svenska Handelsbanken Inc. 0.27% due 5/1/20123	25,000	24,995
Barclays U.S. Funding Corp. 0.10% due 4/2/2012	23,700	23,700
BHP Billiton Finance (USA) Limited 0.13% due 4/23/20123	21,700	21,695
Jupiter Securitization Co., LLC 0.22% due 4/3/20123	20,000	20,000
International Bank for Reconstruction and Development 0.08% due 6/4/2012	16,700	16,698
Fannie Mae 0.055% due 6/20/2012	10,000	9,998

Total short-term securities (cost: $264,137,000)		264,144

Total investment securities (cost: $4,490,960,000)		5,079,759
Other assets less liabilities		(285)

Net assets		$5,079,474

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

1Security did not produce income during the last 12 months.
2Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $46,595,000, which represented .92% of the net assets of the fund.

3Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $150,457,000, which represented 2.96% of the net assets of the fund.

4Coupon rate may change periodically.

Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers. Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair value guidelines adopted by authority of the fund’s board of trustees as further described below. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission (“SEC”) rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair value process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of March 31, 2012 (dollars in thousands):

Investment securities:	Level 1*	Level 2	Level 3	Total
Common stocks:
Financials	$842,878	$—	$—	$842,878
Consumer staples	588,215	—	—	588,215
Industrials	552,231	—	—	552,231
Energy	498,519	—	—	498,519
Consumer discretionary	421,049	—	—	421,049
Telecommunication services	415,279	—	—	415,279
Materials	361,618	46,595	—	408,213
Utilities	382,543	—	—	382,543
Information technology	298,749	—	—	298,749
Health care	288,158	—	—	288,158
Miscellaneous	59,487	—	—	59,487
Preferred stocks	—	12,974	—	12,974
Convertible securities	—	8,014	—	8,014
Bonds & notes	—	39,306	—	39,306
Short-term securities	—	264,144	—	264,144
Total	$4,708,726	$371,033	$—	$5,079,759

*Securities with a market value of $3,671,155,000, which represented 72.27% of the net assets of the fund, transferred from Level 2 to Level 1 since the prior fiscal year-end, primarily due to a lack of significant market movements following the close of local trading.

Federal income tax information	(dollars in thousands)
Gross unrealized appreciation on investment securities	$825,338
Gross unrealized depreciation on investment securities	(237,638)
Net unrealized appreciation on investment securities	587,700
Cost of investment securities for federal income tax purposes	4,492,059

Key to abbreviations and symbol

ADR = American Depositary Receipts
DVR = Differential Voting Rights
€ = Euros

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-4225 or visit the American Funds website at americanfunds.com.

MFGEFP-934-0512O-S29488

ITEM 2 – Controls and Procedures

The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 3 – Exhibits

The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INTERNATIONAL GROWTH AND INCOME FUND

By /s/ Paul F. Roye
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: May 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Paul F. Roye
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: May 29, 2012

By /s/ M. Susan Gupton
M. Susan Gupton, Treasurer and Principal Financial Officer

Date: May 29, 2012